Conformed Submission Type:    8-K/A
 Conformed Period of Report:   19991209
 Item Information:             Acquisition or Disposition of Assets





                SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549



                             FORM 8-K/A

                          CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         December 9, 1999

                         KINETIKS.COM, INC.,
                       a Delaware corporation

                         Commission File No.
                             0-15415

       Internal Revenue Service Employer Identification No.
                            76-0478045

                          Jon V. Ludwig
                       ELinear Corporation
                 1055 Westmoore Drive, Suite 230
                   Westminster, Colorado 80203



Item 2.  Acquisition of Disposition of Assets.

     (a) Registrant entered into an Agreement and Plan of Merger, dated October 11, 1999, for its wholly-owned subsidiary, Elinear Corporation, to acquire by merger substantially all of the assets of Imagenuity, Inc., a Florida corporation. The plan was subject to certain contingencies that were satisfied as of December 9, 1999.

Item 7.  Financial Statements and Exhibits.

     (a) The audited financial statements of Imagenuity for the fiscal years ended December 31, 1997, and December 31, 1998, and the unaudited financial statements for the interim periods that are required by Item 7(a) of Form 8-K will be filed as soon as available, but not later than February 6, 2000, sixty days after the effective date of the merger.

     (b) Registrant will file the pro forma financial information required by Article 11 of Regulation S-X as soon as available, but not later than February 6, 2000.

     (c) Exhibits: The following exhibits are filed with this 8-K/A:

          Exhibit A-1 -- Agreement and Plan of Merger,(incorporated
                         by reference) dated October 11, 1999

          Exhibit B-1 -- Press Release, dated November 5, 1999



                             SIGNATURE

     Pursuant to the requirements of the Securities Exchange At of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kinetiks.com, Inc.

(Registrant)

               By:            /s/ John V. Ludwig

               Name:          John V. Ludwig

               Title:         Corporation President

               Date:          December 9, 1999




                           INDEX TO EXHIBITS

Exhibit A-1 -- Agreement and Plan of Merger,(incorporated
               by reference) dated October 11, 1999


Exhibit B-1    Press Release, dated November 5, 1999